June 12, 2012

Supplement

SUPPLEMENT DATED JUNE 12, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY INTERNATIONAL VALUE EQUITY FUND
Dated December 30, 2011

Effective as of the close of business on June 12, 2012, Class A, Class C and Class I shares of the Fund will be closed for purchases by new investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

IVQSPT2 6/12